UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394
                                   ----------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 12/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

-------------------------------------------------------------------------------
                                                             DECEMBER 31, 2005
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER INFORMATION          INTERNATIONAL
--------------------------------------------------------------------------------

                TEMPLETON DRAGON FUND, INC.

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o TEMPLETON o MUTUAL SERIES

                             FRANKLIN TEMPLETON INVESTMENTS

                             GAIN FROM OUR PERSPECTIVE

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                             Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund.
                             Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

IMPORTANT NOTICE TO
SHAREHOLDERS ..............................................................    1

ANNUAL REPORT

Templeton Dragon Fund, Inc. ...............................................    2

Performance Summary .......................................................    7

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Report of Independent Registered Public

Accounting Firm ...........................................................   25

Annual Meeting of Shareholders ............................................   26

Dividend Reinvestment and Cash Purchase Plan ..............................   27

Tax Designation ...........................................................   29

Board Members and Officers ................................................   31

Shareholder Information ...................................................   38

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICY

On December 1, 2005, the Fund's Board of Directors approved a change in non-fundamental investment policy to permit investment of up to 15% of the Fund's assets in a single issuer. The Fund formerly had a non-fundamental operating policy that permitted the Fund's Investment Manager to invest up to 10% of the Fund's assets in a single issuer.

Management believes that this change is in the best interests of the Fund and its shareholders because it gives the Fund greater investment flexibility to pursue its investment objective of capital appreciation in light of current market conditions.

Enabling the Fund to invest a greater portion of its assets in a single issuer, and thus potentially fewer issuers, involves potential risks, including the risk that changes in the value of a single issuer's securities may have a greater effect on the Fund's performance and share price.

REPURCHASE PROGRAM

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program, which was originally implemented in October 1997. The Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's Investment Manager.


                                               Not part of the annual report | 1

ANNUAL REPORT

TEMPLETON DRAGON FUND, INC.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/05

China                                       37.7%
Hong Kong                                   33.3%
Taiwan                                      22.6%
U.K                                          3.4%
South Korea                                  2.2%
Short-Term Investments & Other Net Assets    0.8%

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the fiscal year ended December 31, 2005.

PERFORMANCE OVERVIEW

Templeton Dragon Fund posted cumulative total returns of +14.08% in market price terms and +21.20% in net asset value terms for the year under review. You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

Economic growth was strong in the region where the Fund invests. As a result of a new and more detailed economic survey, the Chinese government raised its 2004 gross domestic product (GDP) estimate by US$284 billion to almost US$2 trillion in November, an increase of about 17%.(1) Based on this revision, China moved ahead of Italy to become the world's sixth largest economy. Despite China's strong economic growth, inflation remained benign, averaging 1.8% for the 12-month period.(1) Although the yuan appreciated against the U.S. dollar by 2.5% since the beginning of the year, China's trade sector experienced robust growth, with the trade surplus surging 333% to US$90.8 billion in the first 11 months of 2005 compared with the same period in 2004 (year-over-year).(2) Foreign direct investment (FDI) into China totaled US$53.1

(1)   Source: National Bureau of Statistics, China.

(2)   Sources: IDC/Exshare; Customs General Administration, China.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


2 | Annual Report
billion in the same period, down 1.9% year-over-year.(1) However, pledged FDI was up 24.0% year-over-year to US$167 billion, indicating strong investment flows into China from foreign investors.(1)

Hong Kong reported favorable economic data during the period. Third quarter 2005 GDP growth was 8.2% year-over-year, bringing growth for the first nine months of the year to 7.2%.(3) Key drivers included strong exports and domestic demand. The government expects the economy to expand 7% for the entire year.(3) Unemployment was on a downward trend, ending November at 5.3%.(3) Inflation remained relatively mild, increasing 1.7% year-over-year in November.(3) This led the government to lower its 2005 inflation forecast to 1.2% from 1.5%, ending nearly six years of deflation.(3) Property prices came under pressure as investors remained cautious in view of rising interest rates. Politics came to the forefront during the year with the resignation of Tung Chee-Hwa as chief executive. He was replaced by Donald Tsang.

In Taiwan, a rebound in exports supported third quarter 2005 GDP expansion to an annualized 4.4%, an acceleration from the revised annualized 3.0% recorded in the second quarter.(4) Exports rose 7.1% year-over-year during the quarter, compared to 6.1% in the preceding quarter.(5) Private consumption also supported the economic recovery, increasing 3.7%, higher than the 3.0% recorded in the second quarter.(4) Inflation remained under control as the central bank maintained a tightening policy, gradually increasing interest rates to reverse the island's negative real interest rates. The government forecast inflation to increase 2.3% in 2005 and 1.3% in 2006.(4) Politically, the ruling democratic progressive party lost significant support to the opposition party Kuomintang
(KMT) in local elections.

Although equity markets in the greater China region started 2005 on a weak note, market sentiment turned positive in the latter part of the year with the Morgan Stanley Capital International (MSCI) China Index returning +19.77% in U.S. dollar terms.(6) China continued to attract new funds, making 2005 a record year for new equity issuance. Although the Hong Kong stock market was adversely affected by rising interest rates for most of the period, investors seemed to react favorably to robust economic growth, falling unemployment and news of a possible halt to interest rate hikes in the U.S.

(3)   Source: Census and Statistics Department, Hong Kong.

(4)   Source: Directorate General of Budget, Accounting and Statistics, Taiwan.

(5)   Source: Ministry of Finance, Taiwan.

(6) Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                               Annual Report | 3

TOP 10 HOLDINGS
12/31/05

-----------------------------------------------------------------------------
COMPANY                                                           % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                          NET ASSETS
-----------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                 17.5%
 FOOD & STAPLES RETAILING, HONG KONG
-----------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.                                           8.0%
 WIRELESS TELECOMMUNICATION
 SERVICES, CHINA
-----------------------------------------------------------------------------
China Petroleum & Chemical Corp., H                                     6.2%
 OIL, GAS & CONSUMABLE FUELS, CHINA
-----------------------------------------------------------------------------
PetroChina Co. Ltd., H,
common & restricted                                                     4.9%
 OIL, GAS & CONSUMABLE FUELS, CHINA
-----------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                4.2%
 ELECTRIC UTILITIES, HONG KONG
-----------------------------------------------------------------------------
Acer Inc.                                                               4.0%
 COMPUTERS & PERIPHERALS, TAIWAN
-----------------------------------------------------------------------------
HSBC Holdings PLC                                                       3.4%
 COMMERCIAL BANKS, U.K.
-----------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                             3.2%
 REAL ESTATE, HONG KONG
-----------------------------------------------------------------------------
China Construction Bank, H,
common & restricted                                                     3.2%
 COMMERCIAL BANKS, CHINA
-----------------------------------------------------------------------------
Hang Lung Group Ltd.                                                    3.2%
 REAL ESTATE, HONG KONG
-----------------------------------------------------------------------------

The Taiwan market had a volatile year as poor political sentiment, slow economic growth in the first half of the year and a scare in the credit card business affected the banking sector. However, apparently attracted by cheap valuations and conclusion of the local elections, investors returned in the last quarter of the year, which allowed the Taiwan market to end the period in positive territory.

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

MANAGER'S DISCUSSION

In the year under review, our stock selection generally helped the Fund's performance relative to the MSCI China Index, as we held many stocks that were not part of the index. The Fund's overweighted positions in the food and staples retailing (not in the index) and technology hardware and equipment industries were among the largest contributors to relative performance.(7) Stock selection in the semiconductors and semiconductor equipment industry and an underweighted allocation to the transportation sector further supported performance.(8) Within the food and staples retailing and technology hardware and equipment industries, our positions in Dairy Farm International Holdings and Acer, which are not in the index, as well as no exposure to ZTE, had the greatest positive impact. Dairy Farm operates supermarkets, drug stores, convenience stores and restaurants in Asia. The stock performed extremely well mainly due to greater private consumption in the region.

(7) The technology hardware and equipment sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, and semiconductors and semiconductor equipment in the SOI.

(8) The transportation sector comprises air freight and logistics, airlines, and transportation infrastructure in the SOI.


4 | Annual Report

In the semiconductors and semiconductor equipment industry, the Fund's holdings in Taiwanese semiconductor companies, Siliconware Precision Industries and Taiwan Semiconductor Manufacturing, as well as Samsung Electronics in South Korea, were significant performance contributors on an absolute basis, as well as relative to the index. These stocks performed well and are not index components. The Fund's lack of exposure to transportation sector stocks such as Guangshen Railway, China Shipping Development and China Southern Airlines helped Fund performance relative to the index since those stocks underperformed.

The largest negative impact on relative performance resulted from the Fund's underweighted exposure to the energy and telecommunication services sectors as well as an overweighted position in commercial banks.(9) Stocks that hurt relative performance the most included underweighted positions in PetroChina, China Mobile and no holding in CNOOC. We increased the Fund's investments in PetroChina and China Mobile during the reporting period, but did not invest in CNOOC. We sought to increase the Fund's energy sector allocation via what we considered the better valued PetroChina. The Fund's position in HSBC Holdings, which is not in the index, caused the greatest negative impact in the commercial banks sector. HSBC has a large international presence, and we believe it is in a position to benefit from the growing global demand for banking services in the long term.

During the reporting period, the Fund's largest investments were in China H shares (Hong Kong-listed Chinese companies). Key purchases included China Construction Bank, one of the country's largest commercial banks; PetroChina, a dominant player in the oil, gas and consumable fuels industry; and Air China, the national flag carrier. Elsewhere, the Fund made selective investments in South Korea and the U.K. These included LG, a prominent multi-holding company with a broad product line that ranges from basic chemicals to LCD televisions. The LG brand is fast becoming a household name in China. We also added shares of HSBC Holdings, one of the largest banking and financial services organizations in the world.

On the other hand, we reduced the Fund's exposure to selective Hong Kong and Taiwanese companies. Major partial sales included Hang Lung Group, a Hong Kong real estate company; Delta Electronics, a leading Taiwanese elec-

(9) The energy sector comprises electric utilities; independent power producers and energy traders; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services.


                                                               Annual Report | 5
tronic equipment manufacturer; and The Hongkong and Shanghai Hotels, the owner and operator of seven hotels including the prestigious Peninsula Hotel in Hong Kong. One of the Fund's largest sales was Henderson China Holdings as a result of its privatization by the parent company, Henderson Land. The company is involved in property development and property investment in China.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMMITED]    /s/ Mark Mobius
                       Mark Mobius
                       President and Chief Executive Officer -
                       Investment Management
                       Templeton Dragon Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TDF                                   CHANGE     12/31/05      12/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$3.10       $21.80        $18.70
--------------------------------------------------------------------------------
Market Price (NYSE)                           +$1.71       $19.18        $17.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/05-12/31/05)
--------------------------------------------------------------------------------
Dividend Income                   $0.4054
--------------------------------------------------------------------------------
Short-Term Capital Gain           $0.0816
--------------------------------------------------------------------------------
Long-Term Capital Gain            $0.2801
--------------------------------------------------------------------------------
        TOTAL                     $0.7671
--------------------------------------------------------------------------------

Templeton Dragon Fund, Inc., paid distributions derived from long-term capital gains totaling 28.01 cents ($0.2801) per share to shareholders who owned Fund shares in April and December 2005. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).

PERFORMANCE

-------------------------------------------------------------------------------
                                           1-YEAR         5-YEAR      10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return(1)
-------------------------------------------------------------------------------
    Based on change in NAV                 +21.20%       +181.35%      +212.87%
-------------------------------------------------------------------------------
    Based on change in market price        +14.08%       +238.35%      +199.45%
-------------------------------------------------------------------------------
Average Annual Total Return(1)
-------------------------------------------------------------------------------
    Based on change in NAV                 +21.20%       + 22.99%      + 12.08%
-------------------------------------------------------------------------------
    Based on change in market price        +14.08%       + 27.61%      + 11.59%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

                                                               Annual Report | 7

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


8 | Annual Report

TEMPLETON DRAGON FUND, INC.

FINANCIAL HIGHLIGHTS

                                                 -------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                     2005         2004         2003         2002         2001
                                                 -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........   $  18.70     $  16.62     $   9.73     $   8.82     $   9.91
                                                 -------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................       0.59         0.25         0.56         0.17         0.25

 Net realized and unrealized gains (losses) ..       3.28         2.39         6.75         0.81        (0.37)
                                                 -------------------------------------------------------------
Total from investment operations .............       3.87         2.64         7.31         0.98        (0.12)
                                                 -------------------------------------------------------------
Capital share repurchases ....................         --           --         0.14         0.10         0.01
                                                 -------------------------------------------------------------
Less distributions from:

 Net investment income .......................      (0.41)       (0.16)       (0.56)       (0.17)       (0.23)

 Net realized gains ..........................      (0.36)       (0.40)          --           --           --

 Tax return of capital .......................         --           --           --           --        (0.75)
                                                 -------------------------------------------------------------
Total distributions ..........................      (0.77)       (0.56)       (0.56)       (0.17)       (0.98)
                                                 -------------------------------------------------------------
Net asset value, end of year .................   $  21.80     $  18.70     $  16.62     $   9.73     $   8.82
                                                 -------------------------------------------------------------
Market value, end of year(b) .................   $  19.18     $  17.47     $  17.99     $   8.92     $   7.49
                                                 =============================================================

Total return (based on market value per share)      14.08%        0.36%      108.44%       21.22%       16.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............   $823,243     $706,138     $626,959     $431,779     $429,889

Ratios to average net assets:

 Expenses ....................................       1.52%        1.52%        1.64%(c)     1.62%        1.54%

 Net investment income .......................       2.92%        1.45%        4.57%        1.80%        2.58%

Portfolio turnover rate ......................       8.84%       19.42%       29.91%       15.75%       70.94%

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale on the New York Stock Exchange.

(c) Ratio of expenses to average net assets, excluding payments by affiliate were 1.78%.

                          Annual Report | See notes to financial statements. | 9

TEMPLETON DRAGON FUND, INC.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2005

----------------------------------------------------------------------------------------------
                                                        COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------
       COMMON STOCKS 99.2%
       AIR FREIGHT & LOGISTICS 0.1%
       Sinotrans Ltd., H .........................       China         3,017,000   $ 1,225,687
                                                                                   -----------
       AIRLINES 0.3%

   (a) Air China Ltd., H .........................       China         7,486,000     2,389,565
(a),(b)Air China Ltd., H, 144A ...................       China         1,364,000       435,395
                                                                                   -----------
                                                                                     2,824,960
                                                                                   -----------
       AUTO COMPONENTS 1.1%
       Cheng Shin Rubber Industry Co. Ltd. .......       Taiwan       10,208,938     9,018,909
                                                                                   -----------
       AUTOMOBILES 0.1%
       Chongqing Changan Automobile Co. Ltd., B ..       China         3,095,370       874,280
                                                                                   -----------
       CAPITAL MARKETS 1.0%
       Yuanta Core Pacific Securities Co. ........       Taiwan       11,818,290     8,226,522
                                                                                   -----------
       COMMERCIAL BANKS 9.5%
    (a)China Construction Bank, H ................       China        11,115,000     3,870,500
(a),(b)China Construction Bank, H, 144A ..........       China        64,023,000    22,294,287
       Chinatrust Financial Holding Co. Ltd. .....       Taiwan        7,988,050     6,326,879
       HSBC Holdings PLC .........................   United Kingdom    1,764,585    28,333,860
       Mega Financial Holding Co. Ltd. ...........       Taiwan       27,217,000    17,701,642
                                                                                   -----------
                                                                                    78,527,168
                                                                                   -----------
       COMMUNICATIONS EQUIPMENT 0.5%

       D-Link Corp. ..............................       Taiwan        3,277,239     3,753,802
                                                                                   -----------
       COMPUTERS & PERIPHERALS 7.2%

       Acer Inc. .................................       Taiwan       12,965,943    32,586,182
       Advantech Co. Ltd. ........................       Taiwan        2,570,514     7,282,464
       Asustek Computer Inc. .....................       Taiwan        3,171,863     9,759,133
       LITE-ON IT Corp. ..........................       Taiwan          956,000     1,252,281
       Lite-On Technology Corp. ..................       Taiwan        5,891,622     8,031,623
                                                                                   -----------
                                                                                    58,911,683
                                                                                   -----------
       CONSTRUCTION MATERIALS 0.2%

       Anhui Conch Cement Co. Ltd., H ............       China         1,306,000     1,608,572
       China Resources Cement ....................       China           872,000       136,080
                                                                                   -----------
                                                                                     1,744,652
                                                                                   -----------
       DISTRIBUTORS 3.2%

       China Resources Enterprise Ltd. ...........       China        12,628,000    22,556,834
       Test-Rite International Co. Ltd. ..........       Taiwan        5,227,963     3,822,251
                                                                                   -----------
                                                                                    26,379,085
                                                                                   -----------
       DIVERSIFIED TELECOMMUNICATION SERVICES 0.5%
       China Telecom Corp. Ltd., H ...............       China        10,278,000     3,777,872
                                                                                   -----------
       ELECTRIC UTILITIES 4.2%
       Cheung Kong Infrastructure Holdings Ltd. ..     Hong Kong      11,060,000    34,804,769
                                                                                   -----------
       ELECTRICAL EQUIPMENT 0.5%
       Phoenixtec Power Co. Ltd. .................       Taiwan        3,632,945     3,962,025
                                                                                   -----------


10 | Annual Report

TEMPLETON DRAGON FUND, INC.

----------------------------------------------------------------------------------------------------------
                                                                    COUNTRY        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    ELECTRONIC EQUIPMENT & INSTRUMENTS 2.1%
    Delta Electronics Inc. ...................................       Taiwan        8,502,970  $ 17,432,558
                                                                                              ------------
    FOOD & STAPLES RETAILING 17.5%
    Dairy Farm International Holdings Ltd. ...................     Hong Kong      39,811,578   144,117,912
                                                                                              ------------
    FOOD PRODUCTS 1.0%
    Uni-President Enterprises Corp. ..........................       Taiwan       16,612,030     7,894,465
                                                                                              ------------
    HOTELS RESTAURANTS & LEISURE 2.2%
    The Hongkong and Shanghai Hotels Ltd. ....................     Hong Kong      16,490,838    18,078,211
                                                                                              ------------
    HOUSEHOLD DURABLES 0.9%
    TCL Multimedia Technology Holdings Ltd. ..................       China        48,960,000     7,072,179
                                                                                              ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.3%
    Datang International Power Generation Co. Ltd., H ........       China        26,502,000    19,482,618
    Guangdong Electric Power Development Co. Ltd., B .........       China        11,270,600     4,564,261
    Huadian Power International Corp. Ltd., H ................       China         8,404,000     2,146,076
    Huaneng Power International, Inc., H .....................       China         1,454,000       956,375
                                                                                              ------------
                                                                                                27,149,330
                                                                                              ------------
    INDUSTRIAL CONGLOMERATES 5.2%
    CITIC Pacific Ltd. .......................................       China         7,081,000    19,589,155
 (a)LG Corp. .................................................    South Korea        355,170    11,139,823
    Shanghai Industrial Holdings Ltd. ........................       China         5,816,000    12,114,088
                                                                                              ------------
                                                                                                42,843,066
                                                                                              ------------
    IT SERVICES 0.3%
    Travelsky Technology Ltd., H .............................       China         2,837,000     2,616,129
                                                                                              ------------
    LEISURE EQUIPMENT & PRODUCTS 0.4%
    Premier Image Technology Corp. ...........................       Taiwan        2,363,850     3,172,059
                                                                                              ------------
    MACHINERY 1.7%
    China International Marine Containers (Group), Co. Ltd., B       China        12,791,872    10,311,170
    Yungtay Engineering Co. Ltd. .............................       Taiwan        5,686,000     3,663,470
                                                                                              ------------
                                                                                                13,974,640
                                                                                              ------------
    METALS & MINING 0.1%
    Aluminum Corp. of China Ltd., H ..........................       China         1,028,000       782,238
 (b)China Oriental Group Co. Ltd., 144A ......................       China           392,000        95,047
                                                                                              ------------
                                                                                                   877,285
                                                                                              ------------
    OFFICE ELECTRONICS 0.1%
    Kinpo Electronics Inc. ...................................       Taiwan        1,526,700       648,789
                                                                                               -----------
    OIL, GAS & CONSUMABLE FUELS 11.1%
    China Petroleum & Chemical Corp., H ......................       China       103,150,000    51,218,136
    PetroChina Co. Ltd., H ...................................       China        40,050,000    32,799,714
 (b)PetroChina Co. Ltd., H, 144A .............................       China         9,200,000     7,534,516
                                                                                               -----------
                                                                                                91,552,366
                                                                                               -----------


                                                              Annual Report | 11

TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------------------------
                                                           COUNTRY        SHARES          VALUE
--------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    REAL ESTATE 8.8%
    Cheung Kong (Holdings) Ltd. .....................     Hong Kong       2,575,000   $ 26,418,687
 (a)GZI REIT, Reg S .................................     Hong Kong       1,710,000        760,867
    Hang Lung Group Ltd. ............................     Hong Kong      12,296,042     26,087,055
    Henderson Investment Ltd. .......................     Hong Kong       7,485,000     13,321,855
    Hongkong Land Holdings Ltd. .....................     Hong Kong       1,904,000      5,978,560
                                                                                      ------------
                                                                                        72,567,024
                                                                                      ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.9%
    Elan Microelectronics Corp. .....................       Taiwan        2,059,491        900,300
    Faraday Technology Corp. ........................       Taiwan          471,162        832,480
    Samsung Electronics Co. Ltd. ....................    South Korea         10,780      7,051,136
    Siliconware Precision Industries Co. Ltd. .......       Taiwan        2,233,489      3,133,205
    Sunplus Technology Co. Ltd. .....................       Taiwan        6,575,395      8,332,793
    Taiwan Semiconductor Manufacturing Co. Ltd. .....       Taiwan       10,645,921     20,269,297
                                                                                      ------------
                                                                                        40,519,211
                                                                                      ------------
    TEXTILES APPAREL & LUXURY GOODS 0.6%
    Tack Fat Group International Ltd. ...............     Hong Kong      26,080,000      2,623,590
    Tainan Enterprises Co. Ltd. .....................       Taiwan        1,864,460      2,175,341
                                                                                      ------------
                                                                                         4,798,931
                                                                                      ------------
    TRANSPORTATION INFRASTRUCTURE 1.9%
    China Merchants Holdings (International) Co. Ltd.       China         2,586,691      5,621,319
    Cosco Pacific Ltd. ..............................       China         3,354,000      6,142,501
    Hainan Meilan International Airport Co. Ltd., H .       China         2,994,000      1,592,831
    Hopewell Holdings Ltd. ..........................     Hong Kong         936,000      2,347,952
                                                                                      ------------
                                                                                        15,704,603
                                                                                      ------------
    WIRELESS TELECOMMUNICATION SERVICES 8.7%
    China Mobile (Hong Kong) Ltd. ...................       China        13,876,000     65,678,642
    Taiwan Mobile Co. Ltd. ..........................       Taiwan        7,047,764      6,161,815
                                                                                      ------------
                                                                                        71,840,457
                                                                                      ------------
   TOTAL COMMON STOCKS (COST $469,593,050) ..........                                  816,890,629
                                                                                      ------------


12 | Annual Report

TEMPLETON DRAGON FUND, INC.

-----------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY          SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (COST $28,441,259) 3.5%
    MONEY FUND 3.5%
 (c)Franklin Institutional Fiduciary Trust Money Market Portfolio    United States     28,441,259  $ 28,441,259
                                                                                                   -------------
    TOTAL INVESTMENTS (COST $498,034,309) 102.7% .................                                  845,331,888
    OTHER ASSETS, LESS LIABILITIES (2.7)% ........................                                  (22,088,831)
                                                                                                   -------------
    NET ASSETS 100.0% ............................................                                 $823,243,057
                                                                                                   =============

SELECTED PORTFOLIO ABBREVIATIONS

REIT - Real Estate Investment Trust

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2005, the aggregate value of these securities was $30,359,245, representing 3.69% of net assets.

(c) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 13

TEMPLETON DRAGON FUND, INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

Assets:
  Investments in securities:
  Cost - Unaffiliated issuers ..............................        $469,593,050
  Cost - Sweep Money Fund (Note 7) .........................          28,441,259
                                                                    ------------
  Total cost of investments ................................        $498,034,309
                                                                    ============
  Value - Unaffiliated issuers .............................        $816,890,629
  Value - Sweep Money Fund (Note 7) ........................          28,441,259
                                                                    ------------
  Total value of investments ...............................         845,331,888
 Foreign currency, at value (cost $748,436) ................             751,426
 Receivables:
  Investment securities sold ...............................           1,581,080
                                                                    ------------
        Total assets .......................................         847,664,394
                                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased ..........................              88,543
  Affiliates ...............................................             996,661
  Distributions to shareholders ............................          23,122,864
 Accrued expenses and other liabilities ....................             213,269
                                                                    ------------
        Total liabilities ..................................          24,421,337
                                                                    ------------
           Net assets, at value ............................        $823,243,057
                                                                    ============
Net assets consist of:
 Paid-in capital ...........................................        $456,113,758
 Undistributed net investment income .......................          12,000,536
 Net unrealized appreciation (depreciation) ................         347,304,249
 Accumulated net realized gain (loss) ......................           7,824,514
                                                                    ============
           Net assets, at value ............................        $823,243,057
                                                                    ============
Shares outstanding .........................................          37,770,115
                                                                    ============
Net asset value per share ..................................              $21.80
                                                                    ============


14 | See notes to financial statements. | Annual Report

TEMPLETON DRAGON FUND, INC.

STATEMENT OF OPERATIONS
for the year ended December 31, 2005

Investment income:
 Dividends:
  Unaffiliated issuers (net of foreign taxes of $1,835,875) .............   $  33,091,372
  Sweep Money Fund (Note 7) .............................................         664,777
 Interest (net of foreign taxes of $24) .................................             116
                                                                            --------------
        Total investment income .........................................      33,756,265
                                                                            --------------
Expenses:
 Management fees (Note 3a) ..............................................       9,393,849
 Administrative fees (Note 3b) ..........................................       1,149,121
 Transfer agent fees ....................................................         168,100
 Custodian fees (Note 4) ................................................         510,685
 Reports to shareholders ................................................          91,250
 Registration and filing fees ...........................................          35,200
 Professional fees ......................................................         159,032
 Directors' fees and expenses ...........................................          35,550
 Other ..................................................................          24,700
                                                                            --------------
        Total expenses ..................................................      11,567,487
        Expense reductions (Note 4) .....................................          (2,206)
                                                                            --------------
           Net expenses .................................................      11,565,281
                                                                            --------------
              Net investment income .....................................      22,190,984
                                                                            --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................      24,668,635
  Foreign currency transactions .........................................        (189,800)
                                                                            --------------
           Net realized gain (loss) .....................................      24,478,835
                                                                            --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................      99,403,734
  Translation of assets and liabilities denominated in foreign currencies           4,815
                                                                            --------------
           Net change in unrealized appreciation (depreciation) .........      99,408,549
                                                                            --------------
Net realized and unrealized gain (loss) .................................     123,887,384
                                                                            --------------
Net increase (decrease) in net assets resulting from operations .........   $ 146,078,368
                                                                            ==============


                         Annual Report | See notes to financial statements. | 15

TEMPLETON DRAGON FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           -------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                           -------------------------------
                                                                                                2005             2004
                                                                                           -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................   $  22,190,984    $   9,481,435
  Net realized gain (loss) from investments and foreign currency transactions ..........      24,478,835       58,934,673
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...........................      99,408,549       31,086,303
                                                                                           -------------------------------
        Net increase (decrease) in net assets resulting from operations ................     146,078,368       99,502,411
                                                                                           -------------------------------
 Distributions to shareholders from:
  Net investment income ................................................................     (15,312,005)      (6,171,637)
  Net realized gains ...................................................................     (13,661,451)     (15,009,844)
                                                                                           -------------------------------
 Total distributions to shareholders ...................................................     (28,973,456)     (21,181,481)
                                                                                           -------------------------------
 Capital share transactions (Note 2) ...................................................              --          857,852
                                                                                           -------------------------------
        Net increase (decrease) in net assets ..........................................     117,104,912       79,178,782
Net assets:
 Beginning of year .....................................................................     706,138,145      626,959,363
                                                                                           -------------------------------
 End of year ...........................................................................   $ 823,243,057    $ 706,138,145
                                                                                           ===============================
Undistributed net investment income included in net assets:

 End of year ...........................................................................   $  12,000,536    $   5,308,792
                                                                                           ===============================


16 | See notes to financial statements. | Annual Report

TEMPLETON DRAGON FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 17

TEMPLETON DRAGON FUND, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


18 | Annual Report

TEMPLETON DRAGON FUND, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program. Originally implemented in October 1997, the Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.


                                                              Annual Report | 19

TEMPLETON DRAGON FUND, INC.

2. CAPITAL STOCK (CONTINUED)

At December 31, 2005, there were 100 million shares authorized ($0.01 par value). During the year ended December 31, 2004, 50,373 shares were issued for $857,852 from reinvested distributions. During the year ended December 31, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                   Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        1.250%           Up to and including $1 billion
        1.200%           Over $1 billion, up to and including $5 billion
        1.150%           Over $5 billion, up to and including $10 billion
        1.100%           Over $10 billion, up to and including $15 billion
        1.050%           Over $15 billion, up to and including $20 billion
        1.000%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


20 | Annual Report

TEMPLETON DRAGON FUND, INC.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $2,565.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:
                               -------------------------
                                   2005          2004
                               -------------------------
Distributions paid from:
  Ordinary income ..........   $18,394,047   $ 6,171,637
  Long term capital gain ...    10,579,409    15,009,844
                               -------------------------
                               $28,973,456   $21,181,481
                               =========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................   $ 498,948,196
                                             ==============
Unrealized appreciation ..................   $ 359,038,159
Unrealized depreciation ..................     (12,654,467)
                                             --------------
Net unrealized appreciation (depreciation)   $ 346,383,692
                                             --------------

Undistributed ordinary income ............   $  12,095,657
Undistributed long term capital gains ....       8,645,845
                                             --------------
Distributable earnings ...................   $  20,741,502
                                             ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $69,102,126 and $64,853,103, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 21

TEMPLETON DRAGON FUND, INC.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. PREVIOUS LITIGATION

Pursuant to a settlement agreement which was announced on March 20, 2003, between the Fund and Harvard College, a former shareholder of the Fund, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management at the time (referred to collectively as "Harvard"), the Fund agreed to take, and the Board approved, the following actions, among other actions, which have already been carried out.

      o IN-KIND TENDER OFFERS--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable port- folio securities and available cash. Subject to certain conditions, the settlement required the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund has also been required under the set- tlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

      o ADDITIONAL CASH TENDER OFFERS--If the SEC did not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provided that the Fund could, but was not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund did not conduct these tender offers, Harvard would be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund. The exemptive application was not received by March 26, 2004 and the Fund did not conduct any tender offers for the period ended December 31, 2005.

The settlement agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.


22 | Annual Report

TEMPLETON DRAGON FUND, INC.

9. PREVIOUS LITIGATION (CONTINUED)

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, Inc., nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                              Annual Report | 23

TEMPLETON DRAGON FUND, INC.

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


24 | Annual Report

TEMPLETON DRAGON FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON DRAGON FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

February 10, 2006


                                                              Annual Report | 25

TEMPLETON DRAGON FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 2005

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida on May 20, 2005. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Harris J. Aston, Frank J Crothers, S. Joseph Fortunato and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual meeting are as follows:

The election of four (4) Directors:

-------------------------------------------------------------------------------------------------------
                                              % OF         % OF                      % OF        % OF
                                          OUTSTANDING     VOTED                   OUTSTANDING   VOTED
TERM EXPIRING 2008:           FOR            SHARES       SHARES     WITHHELD        SHARES     SHARES
-------------------------------------------------------------------------------------------------------
Harris J. Aston         32,024,179.7486      84.79%       97.75%   738,218,5057       1.95%      2.25%
Frank J. Crothers       32,090,123.7486      84.96%       97.95%   672,274.5057       1.78%      2.05%
S. Joseph Fortunato     32,051,973.7486      84.86%       97.83%   710,424.5057       1.88%      2.17%
Constantine D.
Tseretopoulos           32,073,358.7486      84.92%       97.90%   689,039.5057       1.82%      2.10%

* Edith E. Holiday, Charles B. Johnson, Gordon S. Macklin and Frank A. Olson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


26 | Annual Report

TEMPLETON DRAGON FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.


                                                              Annual Report | 27

TEMPLETON DRAGON FUND, INC.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge and less trading fees. The fees for the sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.


28 | Annual Report

TEMPLETON DRAGON FUND, INC.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $18,688,502 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $4,002,972 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $658,662 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $3,177,162 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid as allowed, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 30, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to shareholders of record.

Record Date: 12/30/2005

--------------------------------------------------------------------------------
                             FOREIGN TAX       FOREIGN            FOREIGN
                                PAID        SOURCE INCOME    QUALIFIED DIVIDENDS
COUNTRY                      PER SHARE        PER SHARE           PER SHARE
--------------------------------------------------------------------------------
China ..............           0.0000           0.1363              0.0726
Hong Kong ..........           0.0000           0.3635              0.0000
South Korea ........           0.0002           0.0010              0.0010
Taiwan .............           0.0484           0.1418              0.0000
                              --------------------------------------------------
TOTAL ..............          $0.0486          $0.6426             $0.0736
                              ==================================================


                                                              Annual Report | 29

TEMPLETON DRAGON FUND, INC.

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


30 | Annual Report

TEMPLETON DRAGON FUND, INC.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION   TIME SERVED      BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director   Since 1994       140                          Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                    company).
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
FORMERLY, Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director   Since 1998       20                           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
---------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Director   Since 1994       141                          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
---------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Director   Since 1996       136                          Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                    (exploration and refining of oil and
Suite 2100                                                                                gas), H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                            foods and allied products), RTI
                                                                                          International Metals, Inc. (manufac-
                                                                                          ture and distribution of titanium),
                                                                                          Canadian National Railway (railroad),
                                                                                          and White Mountains Insurance
                                                                                          Group, Ltd. (holding company).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and Assistant to the President of the United States and Secretary of the
FORMERLY, Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 31

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION   TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Director   Since 1994           140                        Director, Martek Biosciences
500 East Broward Blvd.                                                                      Corporation, MedImmune, Inc.
Suite 2100                                                                                  (biotechnology), and Overstock.com
Fort Lauderdale, FL 33394-3091                                                              (Internet services); and FORMERLY,
                                                                                            Director, MCI Communication
                                                                                            Corporation (subsequently known as
                                                                                            MCI WorldCom, Inc. and WorldCom,
                                                                                            Inc.) (communications services)
                                                                                            (1988-2002), White Mountains
                                                                                            Insurance Group, Ltd. (holding compa-
                                                                                            ny) (1987-2004) and Spacehab, Inc.
                                                                                            (aerospace services) (1994-2003).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking)
(1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director   Since October        17                         Director, Emeritus Corporation
500 East Broward Blvd.                      2005                                            (assisted living).
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001); Managing Director, SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read &
Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
---------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director   Since 2003           101                        Director, White Mountains Insurance
500 East Broward Blvd.                                                                      Group, Ltd. (holding company),
Suite 2100                                                                                  Amerada Hess Corporation (exploration
Fort Lauderdale, FL 33394-3091                                                              and refining of oil and gas) and
                                                                                            Sentient Jet (private jet service);
                                                                                            and FORMERLY, Director, Becton Dickinson
                                                                                            and Company (medical technology),
                                                                                            Cooper Industries, Inc. (electrical
                                                                                            products and tools and hardware), Health
                                                                                            Net, Inc. (formerly, Foundation
                                                                                            Health) (integrated managed care),
                                                                                            The Hertz Corporation, Pacific Southwest
                                                                                            Airlines, The RCA Corporation, Unicom
                                                                                            (formerly, Commonwealth Edison) and
                                                                                            UAL Corporation (airlines).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
---------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Director      Since October     16                       None
500 East Broward Blvd.                          2005
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp (1997-2001); Senior Fellow of the Brookings
Institute (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
---------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS      Director      Since 1998        20                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Director,     Director and      140                      None
One Franklin Parkway              Chairman of   Vice President
San Mateo, CA 94403-1906          the Board     since 1994 and
                                  and Vice      Chairman of the
                                  President     Board since 1995
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice          Since 1996        Not Applicable           Not Applicable
One Franklin Parkway              President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 33

---------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED    BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief          Since 2004     Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice           Since 2001     Not Applicable             Not Applicable
P.O. Box N-7759                  President
Lyford Cay, Nassau, Bahamas
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice    Since 2002     Not Applicable             Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice           Since 2000     Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice           Since 2000     Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice          Since 1996        Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice          Since 1994        Not Applicable             Not Applicable
500 East Broward Blvd.           President
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice          Since 2002        Not Applicable             Not Applicable
600 Fifth Avenue                 President
Rockefeller Center               - AML
New York, NY 10020-2302          Compliance
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               President     President since   Not Applicable             Not Applicable
17th Floor, The Chater House     and Chief     1994 and Chief
8 Connaught Road                 Executive     Executive
Central Hong Kong                Officer -     Officer -
                                 Investment    Investment
                                 Management    Management
                                               since 2002

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
---------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary     Since 2004        Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 14 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
---------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 35

---------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2004       Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
---------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October    Not Applicable           Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
---------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial Since 2004       Not Applicable           Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
---------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


36 | Annual Report

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to Mellon Investor Services' web site at http://www.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                             Annual Report | 37

TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2005. Additionally, the Fund expects to file, on or about February 28, 2006, such certifications with its Form N-CSR for the year ended December 31, 2005.


38 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05

                                                  Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    100 Fountain Parkway
   INVESTMENTS                        P.O. Box 33030
                                      St. Petersburg, FL 33733-8030

ANNUAL REPORT AND SHAREHOLDER INFORMATION

TEMPLETON DRAGON FUND , INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-680-6578 www.melloninvestor.com/isd

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTDF A2005 02/06




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,955 for the fiscal year ended December 31, 2005 and $43,500 for the fiscal year ended December 31, 2004.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended December 31, 2005 and $48,579 for the fiscal year ended December 31, 2004. The services for which these fees were paid included attestation services.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $22,571 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2005 and $441 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $289 for the fiscal year ended December 31, 2005 and $159,559 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i)  pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $22,860 for the fiscal year ended December 31, 2005 and $208,579 for the fiscal year ended December 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.




ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT.

(a)(1) As of February 27, 2006, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT, LTD.

Dr. Mobius has been a manager of the Fund since inception. He has overall authority for supervising the team allocating the investments of the Fund. He has final responsibility over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

EDDIE CHOW, INVESTMENT ANALYST OF TEMPLETON ASSET MANAGEMENT, LTD.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund. He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2005.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


---------------------------------------------------------------------------------------------------------
                                   ASSETS                       ASSETS OF
                  NUMBER          OF OTHER                     OTHER POOLED            ASSETS OF
                 OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                OTHER
                 REGISTERED      INVESTMENT     OTHER POOLED   VEHICLES     NUMBER OF   ACCOUNTS
                 INVESTMENT      COMPANIES      INVESTMENT      MANAGED      OTHERS     MANAGED
                 COMPANIES        MANAGED       VEHICLES        (X $1       ACCOUNTS    (X $1
NAME             MANAGED       (x $1 MILLION)   MANAGED/1      MILLION)/1   MANAGED/1   MILLION)/1
---------------------------------------------------------------------------------------------------------
Mark Mobius       7            10,202.5             23            11,638.1           2            863.40
---------------------------------------------------------------------------------------------------------
Eddie Chow        2             1,249.6             3               608.2           N/A             N/A
---------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

         o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

         o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2005 (such amounts may change from time to time):

         --------------------------------------------------------
                                   Dollar Range of Fund Shares
          Portfolio Manager        Beneficially Owned
         --------------------------------------------------------
         Mark Mobius               None
         --------------------------------------------------------
         Eddie Chow                None
         --------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 21, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 21, 2006



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: February 21, 2006